EXHIBIT 10.24


                   FACULTATIVE QUOTA SHARE REINSURANCE TREATY
                   ------------------------------------------

            This Facultative Quota Share Reinsurance Agreement is between X.L. Financial Assurance Ltd., a Bermuda corporation (herein referred to as the "Ceding Company"), and XL Insurance Ltd, a Bermuda company (herein referred to as the "Reinsurer").

            WITNESSETH, in consideration of the mutual covenants of this Facultative Quota Share Reinsurance Agreement, the parties agree as follows:


                                   ARTICLE I
                                   ---------

                  BUSINESS COVERED; REPRESENTATION OF REINSURER
                  ---------------------------------------------

            1.1 The Ceding Company agrees to cede and the Reinsurer agrees to accept, under the terms of this Facultative Quota Share Reinsurance Agreement, Policies hereafter issued on behalf of the Ceding Company. Cessions accepted by the Reinsurer hereunder shall be effected by way of quota share reinsurance (unless otherwise agreed by the parties), whereby the Reinsurer shall accept and reinsure as the parties may mutually agree Net Liabilities in respect of each Policy accepted pursuant to the terms of this Facultative Quota Share Reinsurance Agreement.

            1.2 Such cessions shall apply to all Policies which have been submitted to and accepted by Reinsurer in accordance with the provisions of
Article II hereof.

                                   ARTICLE II
                                   ----------

                       ACCEPTANCE OF FACULTATIVE CESSIONS
                       ----------------------------------

            1.3 Ceding Company shall submit all cessions to the Reinsurer for acceptance hereunder. All such submissions shall contain such information about the Policy to be reinsured as the Reinsurer may reasonably require.

            1.4 The Reinsurer shall have the right, in its sole discretion, to accept or reject any cession presented to the Reinsurer by the Ceding Company pursuant to a reinsurance memorandum in substantially the same form of Exhibit A annexed to this Facultative Quota Share Reinsurance Agreement (the "Reinsurance Memorandum"). The Reinsurer shall not be bound hereunder on any individual cession unless it first has given its approval by providing the Ceding Company with a copy of the Reinsurance Memorandum for that particular risk signed by a duly authorized representative of the Reinsurer. The Reinsurer shall either return the signed Reinsurance Memorandum or notify the Ceding Company in writing of its decision not to accept a particular cession as soon as practicable.

            1.5 Once the Reinsurer has provided the Ceding Company with such signed Reinsurance Memorandum, the Reinsurer shall be bound to provide coverage under this Facultative Quota Share Reinsurance Agreement in accordance with the terms and conditions of the underlying Policy, unless the terms and conditions of coverage with respect to the particular risk relating to such Policy are modified in the Reinsurance Memorandum pertaining to that risk. The Reinsurer's Net Liabilities in respect of each such Policy shall attach as of the effective date of the Policy, unless the Reinsurance Memorandum provides for a different date. Unless otherwise provided by the Reinsurance Memorandum, the Reinsurer shall assume the designated por-



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

tion or amount of principal or other obligation insured under the Policy, any interest or premium on such amount assumed and a pro rata share of Loss Expenses Paid.

            1.6 The share of the Reinsurer in the interests and liabilities of the Policies covered by this Facultative Quota Share Reinsurance Agreement shall be separate and apart from the shares of any other reinsurers assuming such risks. The Reinsurer's obligation pursuant to this Facultative Quota Share Agreement shall not be joint with any such other reinsurer and in no event shall the Reinsurer participate in the interests and liabilities of such other reinsurers.

            1.7 Notwithstanding the provisions of Sections 2.2 and 2.3 hereof to the contrary, the Ceding Company and the Reinsurer may agree to substitute mutually acceptable underwriting criteria and standards for the procedures set forth in Sections 2.1 and 2.2.

                                   ARTICLE III
                                   -----------

                                    TERRITORY
                                    ---------

            This Facultative Quota Share Reinsurance Agreement shall apply to the Policies issued by the Ceding Company covering risks worldwide.

                                   ARTICLE IV
                                   ----------

                                      TERM
                                      ----

            IV.1 This Facultative Quota Share Reinsurance Agreement shall apply to any Policy issued by the Ceding Company which is accepted by the Reinsurer pursuant to the terms of Article II hereof and which becomes effective on or after the date hereof.


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

            1.8 This Facultative Quota Share Reinsurance Agreement may be terminated by mutual consent, or by either party hereto upon at least ninety
(90) days' prior notice, at any time.

            1.9 Should one party at any time:

                  (1)   become insolvent, or

                  (2)   file a petition in bankruptcy, or

                  (3) be the subject of liquidation or rehabilitation proceeding, or

                  (4)   have a receiver appointed, or

                  (5) be acquired or controlled by any other insurance company or organization,

the other party shall have the right to terminate this Facultative Quota Share Reinsurance Agreement forthwith by giving notice in writing to the first party.

            1.10 In the event of the termination of this Facultative Quota Share Reinsurance Agreement, Reinsurer shall continue to be liable for Net Liabilities in respect of Policies in force which have been accepted pursuant to the terms of Article II hereof and with respect to which notice of occurrence, claim or circumstances which may give rise to a claim is given by the insured to the Ceding Company prior to natural expiration or termination or anniversary date of such Policies ceded to the Reinsurer under this Facultative Quota Share Reinsurance Agreement.

                                   ARTICLE V
                                   ---------

                               NET RETAINED LINES
                               ------------------

            V.1 This Facultative Quota Share Reinsurance Agreement applies only to that portion of any insurance or reinsurance which the Ceding Company retains net of third party reinsurance for its own and the Reinsurer's account; and, in calculating the amount of Loss hereunder, only Loss in respect of that portion of any insurance or reinsurance which the Ceding Company retains net of third party reinsurance for its own account shall be included.

            1.11 The amount of the Reinsurer`s liability hereunder in respect of any Loss shall not be increased by reason of the inability of the Ceding Company to collect from any other reinsurers, whether specific or general, any amounts which may have became due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.

            1.12 It is understood and agreed that recoveries by the Ceding Company from other reinsurance (except catastrophe excess reinsurance which shall inure to the benefit of the Reinsurer) shall be entirely disregarded for all purposes of this Facultative Quota Share Reinsurance Agreement and shall inure to the sole benefit of the Ceding Company.

                                   ARTICLE VI
                                   ----------

                                    ACCOUNTS
                                    --------

            VI.1 The Ceding Company shall furnish the Reinsurer, within 45 days after the end of each calendar quarter, with quarterly accounts current, to which all Gross Premiums Written, ceding commissions, Losses Paid and Loss Expenses Paid due hereunder shall be credited or debited, and the balance due shall be paid by the debtor party within 45 days after the end of each quarter.

            1.13 The ceding commission shall be thirty percent (30%) of Gross Premiums Written, unless otherwise specified in a Reinsurance Memorandum.

                                  ARTICLE VII
                                  -----------

                                     OFFSET
                                     ------

            Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any balances, whether on account of premiums or on account of losses or otherwise, due from such party to the other party hereto under this Facultative Quota Share Reinsurance Agreement or under any other agreement heretofore or hereafter entered into by and between them, and may offset the same against any balance or balances due or to become due to the former from the latter under the same or any other agreement between them; and the party asserting the right of offset shall have and may exercise such right whether the balance or balances due or to become due to such party from the other are on account of premiums or on account of losses or otherwise and regardless of the capacity, whether as Ceding Company or as Reinsurer, in which each party acted under the agreement or, if more than one, the different agreements involved.

                                  ARTICLE VIII
                                  ------------

                                   SUBROGATION
                                   -----------

            VII.1 The Ceding Company hereby agrees to enforce such subrogation rights as it may obtain by virtue of payments made under the Policies, but in case it shall refuse or neglect to do so, Reinsurer is hereby authorized and empowered to bring any appropriate action to enforce such rights.

            1.14 All subrogation recoveries, other recoveries, salvage or payments made subsequent to the settlement of Losses hereunder shall be applied as if made before such settlement and all necessary adjustments to that and shall be made as soon as practicable.

            1.15 Reinsurer shall have the right, before the happening of an occurrence, to waive its right of subrogation.

                                   ARTICLE IX
                                   ----------

                           LOSSES AND LOSS ADJUSTMENT
                           --------------------------

            IX.1 The Ceding Company, in its discretion, shall adjust, investigate, settle, defend or compromise all claim and losses. All costs and expenses incurred in connection therewith, excepting overhead expenses of the Ceding Company, shall be borne by the Ceding Company and the Reinsurer as Loss Expenses Paid in proportion to their respective Net Liabilities hereunder and shall include outside legal, loss accounting, loss auditing or other services not a part of the ordinary servicing function provided by the Ceding Company, but shall not include (i) salaries or expenses of persons employed by the Ceding Company in an administrative or supervisory capacity, or (ii) ordinary office expenses of the Ceding Company. A pro-rata portion of such Loss Expenses Paid shall be recoverable hereunder in addition to limits.

            1.16 The Reinsurer shall have the right, at its own expense and upon prior written notice to the Ceding Company, to become associated in any suit or litigation which is the subject of this Facultative Quota Share Reinsurance Agreement with counsel of their own choice.


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

            1.17 In the event of a Loss payable hereunder exceeding $5,000,000 (on a 100% basis), then the appropriate proportion of such Loss shall be paid by the Reinsurer immediately upon request from the Ceding Company; otherwise Losses shall be carried to account as provided in Article VI.

                                   ARTICLE X
                                   ---------

                        OVERSIGHTS, ERRORS AND OMISSIONS
                        --------------------------------

            Inadvertent delays, errors or omissions made in connection with this Facultative Quota Share Reinsurance Agreement or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery, and provided that the party making such error or omission or responsible for such delay shall be responsible for any additional liability which attaches as a result.

                                   ARTICLE XI
                                   ----------

                                      TAXES
                                      -----

            The Ceding Company will be liable for all taxes on premiums (including, but not limited to, Federal excise and state taxes on premiums) reported to the Reinsurer hereunder or for any taxes otherwise arising out of or relating to the Policies (other than taxes measured by net or gross income of the Reinsurer).

                                  ARTICLE XII
                                  -----------

                               FOLLOW THE FORTUNES
                               -------------------

            The Reinsurer's liability shall attach simultaneously with that of the Ceding Company, and all reinsurance with respect to which the Reinsurer shall be liable by virtue of this Facultative Quota Share Reinsurance Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, assessments, waivers, the exact proportion of premiums paid to the Ceding Company without any deductions for brokerage, and to the same modifications, alterations and cancellations, as the respective Policies of the Ceding Company to which such reinsurance relates, the true intent of this Facultative Quota Share Reinsurance Agreement being that the Reinsurer shall, in every case to which this Facultative Quota Share Reinsurance Agreement applies and in the proportion specified herein, follow the fortunes of the Ceding Company, and the Reinsurer shall be bound, without limitation, by all payments and settlements entered into by the Ceding Company in good faith.

                                  ARTICLE XIII
                                  ------------

                                   INSPECTION
                                   ----------

            The Reinsurer or its duly accredited representatives shall have the right to inspect and copy the books and records of the Ceding Company relative to the Policies being reinsured hereunder at all reasonable times and shall have reasonable access to personnel of the Ceding Company for the purpose of obtaining information concerning this Facultative Quota Share Reinsurance Agreement or the subject matter thereof. At the request of the Reinsurer, Ceding Company shall use its best efforts to make available such books, records and personnel. Any information obtained pursuant to this Article XIII shall be held in confidence and used only in furtherance of the transactions contemplated hereby, PROVIDED, HOWEVER, that nothing herein shall be deemed to prohibit disclosure to any regulatory authority as may be required under applicable law or regulations.

                                  ARTICLE XIV
                                  -----------

                                   ARBITRATION
                                   -----------

            XIV.1 Any dispute or other matter in question arising between the parties out of or relating to the interpretation, performance, or breach of this Facultative Quota Share Reinsurance Agreement, whether such dispute arises before or after termination of this Facultative Quota Share Reinsurance Agreement shall be settled by arbitration under The Arbitration Act 1986 or any re-enactment or statutory modification thereof. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

            1.18 Each party shall appoint an individual as arbitrator, and the two so appointed shall then appoint a third arbitrator. If either party refuses or neglects to appoint an arbitrator within sixty days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty days of their appointment, each of the arbitrators shall nominate three individuals. Each arbitrator shall then decline two of the nominations presented by the other arbitrator. The third arbitrator shall then be chosen from the remaining two nominations by drawing lots. The arbitrators shall be active or retired officers of insurance or reinsurance companies; the arbitrators shall not have personal or financial interest in the result of the arbitration.


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

            1.19 The arbitration hearings shall be held in Hamilton, Bermuda. Each party shall submit its case to the arbitrators within a reasonable time after the selection of the third arbitrator or as may be agreed by the arbitrators. The arbitrators shall not be obliged to follow the rules of the evidence except to the extent required by governing law; they shall make their decisions according to the practice of the reinsurance business. The decision rendered by a majority of the arbitrators shall be final and binding on both parties. Such decision shall be a condition precedent to any right of legal action arising out of the arbitrated dispute which either party may have against the other. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

            1.20 Each party shall pay the fee and expenses of its own arbitrator and one-half of the fee and expenses of the third arbitrator. All other expenses of the arbitration shall be equally divided between the parties.

                                   ARTICLE XV
                                   ----------

                                  GOVERNING LAW
                                  -------------

            This Facultative Quota Share Reinsurance Agreement shall be governed by and construed in accordance with the internal laws of Bermuda, without giving effect to the principles of conflicts of laws thereof.

                                  ARTICLE XVI
                                  -----------

                                   INSOLVENCY
                                   ----------

            XVI.1 In the event of the insolvency of the Ceding Company and the appointment of a liquidator, receiver, conservator or statutory successor, this reinsurance shall be pay-



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

able immediately upon demand, with reasonable provision for verification, on the basis of the liability of the Ceding Company as a result of claims allowed against the Ceding Company by any court of competent jurisdiction or any liquidator, receiver, conservator or statutory successor having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, conservator, or statutory successor has failed to pay all or a portion of any claims.

            1.21 Payments by the Reinsurer as above set forth shall be made directly to the Ceding Company or to its liquidator, receiver, conservator or statutory successor, except (a) where this contract specifies another payee in the event of the insolvency of the Ceding Company, and (b) the Reinsurer with the consent of the direct insureds have assumed such policy obligations of the Ceding Company as their direct obligations to the payees under such Policies, in substitution for the obligations of the Ceding Company to such payees.

            1.22 In the event of the insolvency of the Ceding Company, the liquidator, receiver, conservator or statutory successor of the Ceding Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Ceding Company on the Policy or Policies reinsured within as reasonable time after such claim is filed in the insolvency proceeding and during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Ceding Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.


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

                                  ARTICLE XVII
                                  ------------

                                    SURVIVAL
                                    --------

            The provisions of Section 4.3 and Articles VI through XX shall survive the termination of this Facultative Quota Share Reinsurance Agreement.

                                 ARTICLE XVIII
                                 -------------

                                     NOTICE
                                     ------

            All notices, requests, demands, approvals and other communications under this Facultative Quota Share Reinsurance Agreement shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice or other communication shall be deemed given: (a) upon actual delivery if presented personally or sent by prepaid telegram or telex or by facsimile transmission and (b) three (3) business days following deposit in the mail, if sent by certified, registered or express mail, postage prepaid, in each case to the following addresses:

            If to Reinsurer:

            XL Insurance Ltd
            XL House
            One Bermudiana Road
            Hamilton, Bermuda HM11
            Attn: General Counsel
            Fax: (441) 292-5280

            If to Ceding Company:

            X.L. Financial Assurance Ltd.
            XL House
            One Bermudiana Road
            Hamilton, Bermuda HM11
            Attn: Surveillance Department
            Fax: (441) 296-4351



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

                                  ARTICLE XIX
                                  -----------

                                   DEFINITIONS
                                   -----------

            (A) The term "Business" as used in this Facultative Quota Share Reinsurance Agreement shall mean the financial guaranty Policies as described in
Article I.

            (1) The term "Policies" as used in this Facultative Quota Share Reinsurance Agreement shall mean any and all binders, certificates, policies of insurance, investment contracts, and other contracts pertaining to the performance and/or repayment of loan obligations, accepted or held covered provisionally or otherwise subject to this Facultative Quota Share Reinsurance Agreement.

            (2) The term "Net Liabilities" as used in this Facultative Quota Share Reinsurance Agreement means any and all liabilities and obligations, including Losses, assessments and policy dividends, arising out of or relating to the Policies, including, without limitation, Extra Contractual Obligations and Liabilities in Excess of Policy Limits, net of collateralization required by any regulatory authority and third-party reinsurance, whether or not collectible, and exclusive of investment and acquisition costs and underwriting expenses.

            (3) The term "Loss" as used in this Facultative Quota Share Reinsurance Agreement shall mean actual Loss sustained by the Ceding Company. Any salvages and all other recoveries, including recoveries under all reinsurance, except catastrophe excess reinsurance of the Ceding Company, shall be deducted from such Loss to arrive at the amount of Net Liability, if any, attaching hereunder.


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

            (4) The term "Gross Premiums Written" as used in this Facultative Quota Share Reinsurance Agreement shall mean direct written premiums (including Reinstatement Premiums) less return premiums, cancellations and premiums for applicable reinsurance (other than catastrophic excess reinsurance).

            (5) The term "Unearned Premium Reserve" as used in this Facultative Quota Share Reinsurance Agreement shall mean the premium represented by the unexpired portion of the Policy in force as of any specified date.

            (6) The term "Losses Paid" as used in this Facultative Quota Share Reinsurance Agreement shall mean losses paid less recoveries for salvage and subrogation.

            (7) The term "Loss Expenses Paid" as used in this Facultative Quota Share Reinsurance Agreement shall mean all court costs, fees and expenses; fees for service of process; fees to attorneys; cost of undercover operative and detective services; fees of independent adjusters or attorneys for investigation or adjustment of claims beyond initial investigation, cost of employing experts for preparation of reports, photographs, diagrams, chemical or physical analysis or for advice, opinion or testimony concerning claims under investigation or in litigation; costs for legal transcripts of testimony taken at coroner's inquests, criminal or civil proceedings; costs for copies of any public records; costs of depositions and court reported or recorded statements; and any other similar fees; cost or expense reasonably chargeable to the investigation, negotiation, settlement or defense of a claim or loss or to the protection and perfection of the subrogation rights of any insured covered by a Policy reinsured hereunder.


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

            (8) The term "Extra Contractual Obligations" as used in this Facultative Quota Share Reinsurance Agreement means all liabilities or obligations, other than those arising under the terms and conditions of Policies, whether to policyholders, regulatory authorities or any other person, which liabilities and obligations shall include, without limitation, any liability for punitive, exemplary, special or any other form of extra-contractual damages relating to Policies which arises from any act, error or omission, whether or not intentional, in bad faith or otherwise, including, without limitation, any act, error or omission relating to (i) the marketing, underwriting, production, issuance, cancellation or administration of Policies,
(ii) the investigation, defense, trial, settlement or handling of claims or payments arising out of or relating to Policies, or (iii) the failure to pay or the delay in payment of claims or any other amounts due or alleged to be due under or in connection with the Policies.

            (9) The term "Liability in Excess of Policy Limits" as used in this Facultative Quota Share Reinsurance Agreement means liability in excess of the limit of the Ceding Company's original Policy, such Loss in excess of the limit having been incurred because of, but not limited to, failure by the Ceding Company to settle within the Policy limit or by reason of alleged or actual negligence or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured of the Ceding Company on in the preparation or prosecution of an appeal consequent upon such action or failure of the Ceding Company to pay any claim when due or improper denial by the Ceding Company of coverage.




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


            IN WITNESS WHEREOF, the parties hereto have caused this Facultative Quota Share Reinsurance Agreement to be signed by their duly authorized representatives.

Signed in Hamilton, Bermuda
as of this 17th day of August, 2001


                                          XL INSURANCE LTD
                                           as Reinsurer

                                          By: /s/ Christopher A. Coelho
                                              ----------------------------------

                                          Name: Christopher A. Coelho
                                                --------------------------------

                                          Witness:
                                                   -----------------------------

And Signed in Hamilton, Bermuda
as of this 10th day of August, 2001


                                          X.L. FINANCIAL ASSURANCE LTD. as
                                           Ceding Company

                                          By: /s/ Melodie Wakefield
                                              ----------------------------------

                                          Name: Melodie Wakefield
                                                --------------------------------

                                          Witness:
                                                   -----------------------------




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




                                    EXHIBIT A
                                    ---------
                                       to
                  Facultative Quota Share Reinsurance Agreement

                                   Page 1 of 3

                             REINSURANCE MEMORANDUM
                                     for an
                             INDIVIDUAL RISK CESSION
                                    under the
                        FACULTATIVE REINSURANCE AGREEMENT
                                     between
                                XL INSURANCE LTD
                                       and
                          X.L. FINANCIAL ASSURANCE LTD.


REINSURANCE MEMORANDUM NO.
                          ------------------------------------------------------

ISSUER:
       -------------------------------------------------------------------------

ISSUE:
      --------------------------------------------------------------------------

POLICY NUMBER:
              ------------------------------------------------------------------

(POLICY) EFFECTIVE DATE:
                         -------------------------------------------------------

TOTAL PRINCIPAL INSURED BY COMPANY:
                                   ---------------------------------------------

TOTAL PRINCIPAL CEDED TO REINSURER:
                                   ---------------------------------------------

SPECIFIC MATURITIES CEDED TO REINSURER (IF OTHER THAN PROPORTIONATE SHARE OF ENTIRE ISSUE IS CEDED):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


EFFECTIVE DATE OF REINSURANCE (IF DIFFERENT FROM POLICY EFFECTIVE DATE):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


DEVIATION'S FROM COVER PROVIDED BY COMPANY'S ORIGINAL POLICY:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


GROSS FACULTATIVE PREMIUM CEDED

    RATE:
         -----------------------------------------------------------------------

    AMOUNT:
           ---------------------------------------------------------------------

CEDING COMMISSION

    RATE:
         -----------------------------------------------------------------------

    AMOUNT:
           ---------------------------------------------------------------------

NET FACULTATIVE PREMIUM CEDED:
                              --------------------------------------------------

      The cession evidenced by this Reinsurance Memorandum shall be subject to all the terms and conditions contained in the Facultative Quota Share Reinsurance Agreement between the parties, which the undersigned here by acknowledge as being an agreement between and binding upon the undersigned.



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




SUBMITTED BY:                            ACCEPTED BY:

X.L. FINANCIAL ASSURANCE LTD.            XL INSURANCE LTD

BY:                                      BY:
   -------------------------------           -----------------------------------

NAME:                                    NAME:
     -------------------------------          ----------------------------------

TITLE:                                   TITLE:
      -------------------------------          ---------------------------------

DATE:                                    DATE:
     -------------------------------          ----------------------------------






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